                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                 August 7, 2002

                            DOV PHARMACEUTICAL, INC.
               (Exact name of registrant as specified in charter)

--------------------------------------------------------------------------------
            Delaware                   0-49730               22-3374365
  (State or Other Jurisdiction       (Commission            (IRS Employer
        of Incorporation)            File Number)       Identification Number)
--------------------------------------------------------------------------------


               433 Hackensack Avenue, Hackensack, New Jersey 07601
              (Address of principal executive offices and zip code)


                                 (201) 968-0980
              (Registrant's telephone number, including area code)

ITEM 5.           OTHER EVENTS

         On August 7, 2002, DOV Pharmaceutical, Inc. issued the press release attached to this Form 8-K as a Exhibit 99.1, the text of which is incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

                  (c)      EXHIBITS

Exhibit No.                Description
-----------                -----------

   99.1 Press Release issued by DOV Pharmaceutical, Inc., dated August 7, 2002

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly cause this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 7, 2002                DOV PHARMACEUTICAL, INC.


                                     By: /s/ ARNOLD S. LIPPA
                                         -------------------------------------
                                         Arnold S. Lippa
                                         Chief Executive Officer and Secretary

                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

   99.1 Press Release issued by DOV Pharmaceutical, Inc., dated August 7, 2002